TRINSEO

February 13, 2019

Fourth Quarter and Full Year 2018 Financial Results

™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules Introductions • • • Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Investor Relations Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in our other reports filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section of this presentation. 2

Key Points executive management positions at BASF and tire sectors and generally lower demand in China Flow* of $245 million • Assumes no unplanned outages, minimal net timing impacts 3 * See Appendix for a reconciliation of non-GAAP measures. •Net income of $248 million to $318 million, diluted EPS of $5.80 to $7.43 and 2019 OutlookAdjusted EBITDA* of $500 million to $580 million •2019 results within range will be driven by rate of recovery in China demand, automotive markets, PC and ABS margin recovery •Net income of $292 million, Diluted EPS of $6.70 •Adjusted EBITDA* of $573 million, Adjusted EPS* of $7.25 Full Year 2018 Results•2018 full year cash from operating activities of $367 million and Free Cash •Repurchased 2.2 million shares of stock for $143 million and paid $66 million of dividends; $209 million return of cash to shareholders •Net loss of $1 million and Adjusted EBITDA* of $65 million •Results impacted by timing effect of declining raw material costs, Q4 2018 Resultsunplanned Trinseo styrene outage, continued slowdown in the automotive •Cash from operating activities of $128 million and Free Cash Flow* of $98 million •Frank Bozich named President and CEO, effective March 4 CEO Transition•Previously Bozich was President and CEO of SI Group; several years in •Chris Pappas will transition to Special Advisor to the CEO on March 4

Full Year 2018 Financial Results & Highlights

TRINSEO

Net Income:	Adjusted EBITDA*:	EPS / Adjusted EPS*:
$292MM	**$573MM**	**$6.70 / $7.25**

Latex Binders	Synthetic Rubber	Performance Plastics	Polystyrene	Feedstocks	Americas Styrenics
Net Sales: **$1,069MM**	Net Sales: **$573MM**	Net Sales: **$1,578MM**	Net Sales: **$1,017MM**	Net Sales**: **$387MM**	
Adj EBITDA: **$110MM**	Adj EBITDA: **$77MM**	Adj EBITDA: **$189MM**	Adj EBITDA: **$34MM**	Adj EBITDA: **$107MM**	Adj EBITDA: **$144MM**

- **Exemplary year in EH&S – record low safety incidents**
- **Ramped up volumes at new SSBR and ABS plants**
- **2018 was the fourth consecutive year of higher styrene operating rates; led to record equity income from Americas Styrenics and second highest Feedstocks result**
- **Latex Binders continued mix shift to higher valued markets; graphical paper end market declined from 45% of volume to 35% of volume from 2012 to 2018**
- **Strong cash generation with cash from operating activities of $367 million and Free Cash Flow* of $245 million**
- **Returned $209 million of cash to investors via share buybacks and dividends**

Note: Segment Adjusted EBITDA excludes Corporate Adjusted EBITDA of ($88) million. Totals may not sum due to rounding.

* See Appendix for a reconciliation of non-GAAP measures.

** Net Sales represents sales to external customers only; however, the majority of the Feedstocks segment Adjusted EBITDA is driven by margin on internal transfers

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Trinseo Q4 2018 Financial Results EPS ($) Net Sales & Net Income (Loss) ($MM) Adjusted EBITDA* ($MM) $169 Q4'18 Q4'17 Q4'18 Q4'17 $2.63 $1,102 $1,065 ($1) ($0.02) Net Sales Net Sales Net Income (Loss) Q4'18 Q4'17 Diluted EPS Adj EPS* (3%) 1% (2%) (0%) (3%) 5 * See Appendix for a reconciliation of non-GAAP measures. •Lower year-over-year profitability driven by net timing ($43 million), unplanned styrene plant outage ($7 million), economic slowdown in China, and weaker automotive and tire markets •Cash from operating activities of $128 million and Free Cash Flow* of $98 million •950,000 shares repurchased for $47 million Vol Price FX Portfolio Total $118 $2.14 $0.23 $65

Latex Binders Net Sales ($MM) Adjusted EBITDA ($MM) Volume (kt) $255 $250 125 125 $33 Q4'18 Q4'17 Q4'18 Q4'17 Q4'18 Q4'17 0% 2% (1%) 2% 6 Adjusted EBITDA below prior year due mainly to lower margin from weak China demand, raw material dynamics, and market competitiveness Vol Price FX Total $22

Synthetic Rubber Net Sales ($MM) Adjusted EBITDA ($MM) Volume (kt) 65 62 $130 $127 $15 Q4'18 Q4'17 Q4'18 Q4'17 Q4'18 Q4'17 (6%) 11% (2%) 3% 7 •Lower year-over-year Adjusted EBITDA from $3 million unfavorable net timing, lower volumes in Asia, and product mix •Volume decline from weaker OEM and replacement market in Asia Vol Price FX Total $5

Performance Plastics Net Sales ($MM) $381 Adjusted EBITDA ($MM) Volume (kt) 154 151 $68 Q4'18 Q4'17 Q4'18 Q4'17 Q4'18 Q4'17 (4%) 0% (2%) (5%) 8 •Lower automotive volumes in Europe from increased emissions regulations and in Asia from lower China demand •Weaker PC and ABS margins in China and Europe from weak China demand, trade flow distortions •$7 million unfavorable net timing impact versus fourth quarter of 2017 Vol Price FX Total $31 $361

Polystyrene Net Sales ($MM) Adjusted EBITDA ($MM) Volume (kt) 161 155 $241 $240 $19 Q4'18 Q4'17 Q4'18 Q4'17 Q4'18 Q4'17 4% (3%) (2%) (1%) 9 •Consistent volumes; restocking activity in Europe and Asia •Unfavorable net timing impact of $10 million versus prior year Vol Price FX Total $6

Feedstocks & Americas Styrenics Adjusted EBITDA ($MM) Adjusted EBITDA ($MM) $31 $31 $24 Q4'18 Q4'17 Q4'18 Q4'17 10 •Consistent performance •Dividends: $33 million in Q4 2018 •$7 million headwind due to our unplanned styrene outage in The Netherlands •Unfavorable raw material timing impact of $24 million versus prior year ($7) AMERICAS STYRENICS FEEDSTOCKS

Cumulative Net Timing1 $MM Favorable/(Unfavorable) $30 $22 $19 $20 $15 $10 $10 $0 ($4) $4) ($10) $7) ($9) ($20) ($23) ($24) ($24) ($30) ($28) ($37) ($40) ($50) Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Net Timing Cumulative Net Timing 11 1) See “Selected Segment Information” in the Appendix for a description of how net timing impacts are defined and calculated. Cumulative net timing tends to even out over time. The cumulative net timing impact from Q1 2015 through Q4 2018 is $(37) million on $2.3 billion of Adjusted EBITDA. $14 $5 $0 ($0) ( (

Forecasted Environment Q1 2019 • Modest operational improvement over Q4 2018, exclusive of impacts from net timing and unplanned styrene outages - - Uncertain China demand recovery post-Chinese New Year Improved sequential Feedstocks Adjusted EBITDA; impact of industry planned outages muted by lower demand in China Headwind of $5 million versus Q4 due to planned turnaround at Americas Styrenics Seasonally higher Synthetic Rubber and Performance Plastics volume should drive sequential lift in performance Similar sequential performance in Latex Binders and Polystyrene Expect strong Q1 cash flow from feedstock price stabilization, working capital management Minimal net timing expected as feedstock prices stabilize - - - - - 2019 – Full Year • • Cautiously optimistic that economic environment will improve throughout 2019 Full year cash assumptions: - - - - - ~$125 million for capital expenditures ~$70 million cash paid for taxes ~$45 million cash paid for interest ~$35 million for business services transition project ~$35 million for planned maintenance turnarounds and one-time pension payments 12

2019 Guidance Range

TRINSEO

$248 million	Net Income	$318 million
$500 million	Adjusted EBITDA*	$580 million

Assumptions for low-end of range:

- Limited economic recovery in China
  - Continuation of distorted trade flows of ABS / PC
    - Continued very low PC margins
    - Continued very low ABS margins in Europe and Asia
  - Muted lift from Q1 / Q2 styrene outage season
- Continuation of weak tire markets
- No recovery in Western Europe auto production throughout 2019
- Intermittent paper and carpet mill idling

Assumptions for high-end of range

- Improving economic conditions in China beginning post-Chinese New Year
  - ABS and PC demand in China returns to more normalized levels in Q2 2019; trade flows return to historical patterns, resulting in higher PC and ABS margins
  - Seasonally higher styrene margins in Q2 consistent with recent years
- Healthier tire demand environment beginning in Q1
- Western Europe auto production improvement beginning in Q1
- Minimal paper and carpet mill idling

Guidance range assumes minimal impact from both net timing and unplanned outages

*See Appendix for a reconciliation of non-GAAP measures.

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Key Drivers Western Europe Auto Production - YOY % Asia Spot Butadiene - USD/mt CFR Northeast Asia 15% $2,000 10% 5% 0% -5% -10% -15% $1,000 -20% Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 • • 40% of world’s butadiene is used in tire production Rising prices could be indicative of stronger tire demand, potential for butadiene arbitrage •16% lower year-over-year production in 2H ’18 caused by increased regulation in emissions •50% of Performance Plastics auto volumes are in Europe E. China Styrene Inventories (Trader) Europe Styrene Margin Over Raw Materials (USD/mt)* kt 250 $800 $700 200 $600 150 $500 100 $400 50 $300 0 $200 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 •Weak China demand and high inventories could mute near-term outage-driven margin spikes •Currently 100kt over normal levels; represents six days of demand •Expect higher margins as we enter Spring turnaround season *SOURCE: Styrene, Benzene, Ethylene Prices: ICIS. Styrene margin over raw materials: Trinseo. Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe).Styrene margin over 14 Source ICIS Source IHS Markit Source IHS Markit

Appendix 15

US GAAP to Non-GAAP Reconciliation Profitability Outlook Year Ended Dec 31, 2019 (In $millions, unless noted) Adjusted EBITDA Interest expense, net Provision for income taxes Depreciation and amortization Reconciling items to Adjusted EBITDA Net Income Reconciling items to Net Income Adjusted Net Income 500 - 580 (42) (75) - (85) (135) --248 - 318 --248 - 318 Weighted avg shares - diluted (MM) EPS - diluted ($) Adjusted EPS ($) 42.8 5.80 - 7.43 5.80 - 7.43 NOTE: For definitions of non-GAAP measures refer to the accompanying Exhibit 99.1 – Press Release, February 13, 2019. Totals may not sum due to rounding. 16

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	2016	2017	2018
Net Income	**76.7**	**95.8**	**67.3**	**78.5**	**117.3**	**60.2**	**33.2**	**117.7**	**120.3**	**98.3**	**74.7**	**(0.9)**	**318.3**	**328.3**	**292.5**
Interest expense, net	18.9	18.8	18.8	18.4	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	75.0	70.1	46.4
Provision for income taxes	21.9	28.6	16.0	20.5	29.3	18.8	8.3	26.4	24.9	20.4	19.2	7.3	87.0	82.8	71.8
Depreciation and amortization	23.2	24.9	23.8	24.7	24.7	26.3	29.2	30.3	31.9	32.3	31.8	34.2	96.4	110.6	130.2
EBITDA	140.7	168.1	125.9	142.1	189.5	124.0	89.1	189.2	192.0	161.8	135.8	51.2	576.7	591.8	540.9
Loss on extinguishment of long-term debt	-	-	-	-	-	-	65.3	-	-	0.2	-	-	-	65.3	0.2
Other items	1.8	0.3	0.3	(6.8)	-	-	1.6	(21.6)	2.7	6.8	6.1	7.4	(4.4)	(19.9)	22.8
Restructuring and other charges	0.7	1.1	16.8	4.9	2.1	1.1	1.5	1.2	0.5	1.2	0.9	5.6	23.5	6.0	8.2
Net (gains) / losses on dispositions of businesses and assets	-	12.9	0.3	1.8	(9.9)	-	0.2	-	(0.5)	-	-	(0.5)	15.1	(9.7)	(1.0)
Acquisition transaction and integration costs	-	-	-	-	-	1.1	3.8	(0.1)	0.3	0.2	0.1	-	-	4.7	0.6
Asset impairment charges or write-offs	-	-	-	-	-	-	4.3	-	-	-	-	1.5	-	4.3	1.5
Adjusted EBITDA	143.2	182.4	143.3	142.0	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	610.9	642.5	573.2
Adjusted EBITDA to Adjusted Net Income															
Adjusted EBITDA	143.2	182.4	143.3	142.0	181.7	126.2	165.8	168.7	195.0	170.2	142.9	65.2	610.9	642.5	573.2
Interest expense, net	18.9	18.8	18.8	18.4	18.2	18.7	18.4	14.8	14.9	10.8	10.1	10.6	75.0	70.1	46.4
Provision for income taxes - Adjusted	22.4	28.8	21.4	22.0	29.5	19.2	21.0	28.4	26.0	22.3	21.9	10.8	94.6	98.2	81.0
Depreciation and amortization - Adjusted	22.6	24.9	23.3	24.7	24.2	25.8	28.6	30.0	31.7	32.1	31.5	34.0	95.4	108.6	129.1
Adjusted Net Income	79.3	109.9	79.8	76.9	109.8	62.5	97.8	95.5	122.4	105.0	79.4	9.8	345.9	365.6	316.7
Wtd Avg Shares - Diluted (000)	*49,086*	*47,857*	*46,961*	*45,754*	*45,313*	*44,995*	*44,782*	*44,734*	*44,430*	*43,810*	*43,347*	*43,269*	*47,478*	*44,973*	*43,666*
Adjusted EPS - Diluted ($)	*1.62*	*2.30*	*1.70*	*1.68*	*2.42*	*1.39*	*2.18*	*2.14*	*2.76*	*2.40*	*1.83*	*0.23*	*7.28*	*8.13*	*7.25*
Adjustments by Statement of Operations Caption															
Loss on extinguishment of long-term debt	-	-	-	-	-	-	*65.3*	-	-	*0.2*	-	-	-	*65.3*	*0.2*
Cost of sales	-	-	-	-	-	-	*2.4*	*(18.4)*	-	*1.2*	-	*0.6*	-	*(16.0)*	*1.8*
Selling, general and administrative expenses	*2.5*	*1.4*	*17.1*	*4.9*	*2.1*	*2.2*	*7.6*	*(2.1)*	*3.5*	*6.5*	*7.1*	*13.8*	*25.9*	*9.9*	*30.8*
Other expense (income), net	-	*12.9*	*0.3*	*(5.0)*	*(9.9)*	-	*1.4*	-	*(0.5)*	*0.5*	-	*(0.5)*	*8.3*	*(8.5)*	*(0.5)*
Total EBITDA Adjustments	*2.5*	*14.3*	*17.4*	*(0.1)*	*(7.8)*	*2.2*	*76.7*	*(20.5)*	*3.0*	*8.4*	*7.1*	*14.0*	*34.2*	*50.7*	*32.3*
Free Cash Flow Reconciliation															
Cash provided by (used in) operating activities	84.9	94.8	145.0	79.0	(25.7)	62.3	158.3	196.5	40.8	141.6	56.1	128.0	403.7	391.3	366.5
Capital expenditures	(26.4)	(26.7)	(29.5)	(41.2)	(36.0)	(38.2)	(34.6)	(38.5)	(30.6)	(28.9)	(31.5)	(30.5)	(123.9)	(147.4)	(121.4)
Free Cash Flow	58.4	68.1	115.5	37.8	(61.7)	24.1	123.7	158.0	10.2	112.7	24.6	97.5	279.8	243.9	245.1

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the Company's Form 8-K filed on February 13, 2019. Totals may not sum due to rounding.

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Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18	Q4'18	2016	2017	2018
Latex Binders	136	141	144	140	136	130	135	125	124	131	129	125	561	527	510
Synthetic Rubber	66	67	68	72	81	72	62	65	74	73	64	62	274	280	273
Performance Plastics	152	155	143	137	156	147	153	154	159	160	165	151	587	610	636
Polystyrene	171	160	152	155	141	156	159	155	140	173	154	161	637	612	627
Feedstocks	88	88	94	74	76	108	94	102	65	85	107	80	344	379	336
Trade Volume (kt)	**613**	**611**	**601**	**578**	**591**	**613**	**603**	**601**	**563**	**621**	**619**	**579**	**2,402**	**2,408**	**2,382**
Latex Binders	209	232	243	241	289	292	266	250	255	281	278	255	925	1,097	1,069
Synthetic Rubber	102	111	113	124	163	174	119	127	149	155	138	130	451	583	573
Performance Plastics	304	326	301	287	337	339	362	381	403	413	401	361	1,218	1,419	1,578
Polystyrene	208	221	198	201	228	233	238	241	240	286	252	240	828	941	1,017
Feedstocks	71	79	81	64	87	107	111	103	75	102	131	79	294	408	387
Net Sales	**894**	**970**	**935**	**917**	**1,104**	**1,145**	**1,097**	**1,102**	**1,122**	**1,237**	**1,200**	**1,065**	**3,717**	**4,448**	**4,623**
Latex Binders	19	21	30	24	37	36	32	33	27	36	25	22	94	139	110
Synthetic Rubber	23	30	28	29	46	28	(6)	15	26	31	15	5	111	83	77
Performance Plastics	59	66	53	53	52	48	62	68	66	49	44	31	232	231	189
Polystyrene	14	15	11	12	14	7	9	19	10	14	5	6	52	48	34
Feedstocks	21	33	13	14	42	(1)	46	24	42	32	40	(7)	80	111	107
Americas Styrenics	33	38	34	31	18	30	44	31	46	33	35	31	136	123	144
Corporate	(25)	(21)	(26)	(22)	(27)	(22)	(22)	(21)	(20)	(25)	(21)	(22)	(95)	(92)	(88)
Adjusted EBITDA*	**143**	**182**	**143**	**142**	**182**	**126**	**166**	**169**	**195**	**170**	**143**	**65**	**611**	**642**	**573**
Adj EBITDA Variance Analysis															
<u>Net Timing** Impacts - Fav/(Unfav)</u>															
Latex Binders	(0)	(4)	2	2	(8)	1	(5)	4	(4)	4	(3)	4	(0)	(8)	1
Synthetic Rubber	(4)	3	1	6	16	(4)	(25)	0	2	7	3	(3)	6	(13)	9
Performance Plastics	3	(3)	(1)	1	(2)	(3)	1	2	(0)	(3)	(1)	(5)	0	(2)	(9)
Polystyrene	(1)	1	1	1	4	(5)	1	3	(2)	1	(2)	(7)	2	3	(9)
Feedstocks	(2)	4	1	4	11	(11)	4	7	(3)	0	(2)	(17)	7	11	(21)
Net Timing Impacts - Fav/(Unfav)**	**(4)**	**0**	**5**	**14**	**22**	**(23)**	**(24)**	**15**	**(7)**	**10**	**(4)**	**(28)**	**15**	**(9)**	**(30)**

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

* See this Appendix for a reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding.

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